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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------



Date of Report (Date of
earliest event reported): April 30, 1998
                          ---------------


                        INTERMEDIA COMMUNICATIONS INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Delaware                                              59-2913586
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(State or other jurisdic-                                  (I.R.S. Employer
 tion of incorporation or                                 Identification No.)
 organization)



                                    0-20135
                           ------------------------
                           (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                            33619-1309
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   --------------




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ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS.

         On April 30, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS

         Press Release, dated April 30, 1998.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 30, 1998

                        INTERMEDIA COMMUNICATIONS INC.
                        ------------------------------
                                 (Registrant)



                             By:  /s/ Robert M. Manning
                                  -----------------------------------
                                  Name:  Robert M. Manning
                                  Title: Senior Vice President and Chief
                                           Financial Officer



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                                 EXHIBIT INDEX


Exhibit
  No.                      Description
--------                   -----------

  99.1                     Press Release, dated April 30,
                           1998.